EXHIBIT 99.1
A10 Networks Reports Financial Results for the Fourth Quarter and Full Year of 2025

Company Delivers Record Revenue and Profitability for 2025

SAN JOSE, Calif., February 4, 2026 -- A10 Networks, Inc. (NYSE: ATEN), a leading provider of secure application services and solutions, today announced financial results for its fourth quarter and full-year ended December 31, 2025.

Fourth Quarter 2025 Financial Summary
•Record quarterly revenue of $80.4 million.

•GAAP gross margin of 78.7%; non-GAAP gross margin of 80.8%.

•GAAP net income of $9.9 million, or $0.14 per diluted share, non-GAAP net income of $19.1 million, or $0.26 per diluted share.

•The Company returned $11.2 million to investors, having repurchased 406 thousand shares during the quarter at an average price of $17.02 per share for a total of $6.9 million and having paid $4.3 million in cash dividends in the quarter.

Full-Year 2025 Financial Summary
•Record annual revenue of $290.6 million, up 11.0% year-over-year compared to $261.7 million in 2024.

•GAAP gross margin of 79.3%; non-GAAP gross margin of 80.6%.

•GAAP net income of $42.1 million, or $0.57 per diluted share, non-GAAP net income of $66.3 million, or $0.90 per diluted share.

•Non-GAAP record Adjusted EBITDA of $86.0 million and record Adjusted EBITDA as % of revenue of 29.6%.

•The Company returned $86.3 million to investors, having repurchased 3.67 million shares during 2025 at an average price of $18.77 per share for a total of $68.9 million and having paid $17.4 million in cash dividends throughout the year. The Company has $53.4 million remaining on its $75.0 million share repurchase authorization.

•The Board of Directors approved a quarterly cash dividend of $0.06 per share, payable March 2, 2026 to stockholders of record at the close of business on February 16, 2026.

•As of December 31, 2025, A10 had $377.8 million in cash, cash equivalents, and marketable securities, compared with $195.5 million as of December 31, 2024.

A reconciliation between GAAP and non-GAAP information is contained in the financial statements below.

“A10 continues to benefit from strong end demand across its portfolio, capturing market share as customers deploy our solutions to support AI infrastructure and driving growth ahead of the market,” said Dhrupad Trivedi, President and Chief Executive Officer of A10 Networks. “A10’s strategic position, aligned with the increasingly pressing demands for high-throughput, low-latency, and integrated security, are benefitting us as we work with customers on their data center buildouts. Security-led revenue has now achieved our stated target model of two-thirds of our revenue and continues to drive consistent growth.”

“In 2025, we continued to expand the business driven by next-generation networking and integrated cybersecurity solutions while maintaining strong alignment with our traditional legacy network customers,” continued Trivedi. “We continue to deliver on our business model goals. We generated nearly $85 million in cash flow from operations, enabling continued investment in our business and the return of capital to our shareholders. Building on our execution in 2025, operational discipline remains foundational to our business model as we enter 2026, supporting sustained top- and bottom-line growth.”

Outlook

For 2026, A10 management expects to deliver both top- and bottom-line growth. Management currently expects:

•Increased full-year revenue growth outlook of 10-12% over the prior year

•Non-GAAP gross margin in-line with historical trends and stated business model goals of 80-82%

•Expanding net margin and EBITDA margin

•EPS growth exceeding revenue growth rate, representing 12-14% growth year-over-year

“Our outlook reflects our current expectations and market environment,” added Trivedi. “We plan to host an Investor event during the quarter to provide additional strategic context around our growth drivers and market positioning.”

Conference Call
Management will host a call at 1:30 p.m. Pacific time (4:30 p.m. Eastern time) today, February 4, 2026, to discuss these results. Interested parties may access the conference call by dialing (888) 506-0062 (toll-free) or (973) 528-0011 (international) and referencing access code: 581285.

A live audio webcast of the conference call will be accessible from the “Investor Relations” section of A10 Networks' website at investors.a10networks.com. The webcast will be archived for one year. A telephonic replay of the conference call will be available until February 18, 2026 and may be accessed by dialing (877) 481-4010 (toll-free) or (919) 882-2331 (international) and entering the passcode: 53451.

Forward-Looking Statements
This press release contains “forward-looking statements,” including statements regarding our quarterly dividend payments, strategy, positioning, demand, growth, investor returns and outlook for 2026. Forward-looking statements are subject to known and unknown risks and uncertainties and are based on assumptions that may prove to be incorrect, which could cause actual results to differ materially from those expected or implied by the forward-looking statements. Factors that may cause actual results to differ include any unforeseen need for capital which may require us to divert funds we may have otherwise used for the dividend program or stock repurchase program, which may in turn negatively impact our ability to administer the quarterly dividends or the repurchase of our common stock; a significant decline in global macroeconomic or political conditions that have an adverse impact on our business and financial results; an expansion of adversarial global trade dynamics or other changes to international trade regulations; business interruptions related to our supply chain; our ability to manage our business and expenses if customers cancel or delay orders; execution risks related to closing key deals and improving our execution; the continued market adoption of our products; our ability to successfully anticipate market needs and opportunities; our timely development of new products and features; our ability to achieve or maintain profitability; any loss or delay of expected purchases by our largest end-customers; our ability to maintain or improve our competitive position; competitive and execution risks related to cloud-based computing trends; our ability to attract and retain new end-customers and our largest end-consumers; our ability to maintain and enhance our brand and reputation; changes demanded by our customers in the deployment and payment model for our products; continued growth rates in markets relating to network security; the success of any future acquisitions or investments in complementary companies, products, services or technologies; the ability of our sales team to execute well; our ability to shorten our close cycles; the ability of our channel partners to sell our products; variations in product mix or geographic locations of our sales; risks associated with our presence in international markets; weaknesses or deficiencies in our internal control over financial reporting; our ability to timely file periodic reports required to be filed under the Securities Exchange Act of 1934; and other risks that are described in “Risk Factors” in our periodic filings with the Securities and Exchange Commission, including our Form 10-K filed with the Securities and Exchange Commission on February 25, 2025. We do not intend to update or alter our forward-looking statements, whether as a result of new information, future events or otherwise, except as required by applicable law.

Non-GAAP Financial Measures
In addition to disclosing financial measures prepared in accordance with U.S. generally accepted accounting principles (GAAP), we refer to certain non-GAAP financial measures, including non-GAAP net income, non-GAAP net income per basic and diluted share (or non-GAAP EPS), non-GAAP gross profit and gross margin, non-GAAP operating expenses, non-GAAP operating income and operating margin, Adjusted EBITDA and Adjusted EBITDA margin. Non-GAAP financial measures do not have any standardized meaning and are therefore unlikely to be comparable to similarly titled measures presented by other companies.

A10 Networks considers these non-GAAP financial measures to be important because they provide useful measures of the operating performance of the company, exclusive of unusual events or factors that do not directly affect what we consider to be our core operating performance and are used by the company's management for that purpose.

Non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information prepared in accordance with GAAP.

We define non-GAAP net income as our GAAP net income excluding: (i) stock-based compensation and related payroll tax, (ii) acquisition-related expense, (iii) amortization of purchased intangible assets, (iv) asset impairment expense, (v) tax planning expense, (vi) workforce reduction expense, (vii) one-time legal expense and (viii) income tax effect of non-GAAP items (i) to (vii) listed above. We define non-GAAP net income per basic and diluted share as our non-GAAP net income divided by our basic and diluted weighted-average shares outstanding. We define non-GAAP gross profit as our GAAP gross profit excluding (i) stock-based compensation and related payroll tax, (ii) amortization of purchased intangible assets, (iii) asset impairment expense and (iv) workforce reduction expense. We define non-GAAP gross margin as our non-GAAP gross profit divided by our GAAP revenue. We define non-GAAP operating expenses as our GAAP operating expenses excluding (i) stock-based compensation and related payroll tax, (ii) acquisition-related expense, (iii) amortization of purchased intangible assets, (iv) tax planning expense, (v) workforce reduction expense and (vi) one-time legal expense. We define non-GAAP operating income as our GAAP income from operations excluding (i) stock-based compensation and related payroll tax, (ii) acquisition-related expense, (iii) amortization of purchased intangible assets, (iv) asset impairment expense, (v) tax planning expense, (vi) workforce reduction expense and (vii) one-time legal expense. We define non-GAAP operating margin as our non-GAAP operating income divided by our GAAP revenue. We define Adjusted EBITDA as our GAAP net income excluding (i) interest and other income, net, (ii) depreciation and amortization expense, (iii) provision for income taxes, (iv) stock-based compensation and related payroll tax, (v) acquisition-related expense, (vi) asset impairment expense, (vii) tax planning expense, (viii) workforce reduction expense and (ix) one-time legal expense. We define Adjusted EBITDA margin as our Adjusted EBITDA divided by our GAAP revenue.

Non-GAAP financial measures are presented for supplemental informational purposes only for understanding the company's operating results.

About A10 Networks
A10 Networks (NYSE: ATEN) delivers secure application and network solutions that protect, optimize, and scale business-critical systems across on-premises, hybrid cloud, and edge environments. Our portfolio enables large enterprises, service providers, and cloud platforms worldwide to deliver performance, reliability, and protection against cyber threats, while preparing their networks for the demands of AI and next-generation applications. Founded in 2004 and headquartered in San Jose, California, A10 Networks serves over 7,000 global customers. For more information, visit A10networks.com and follow us at A10Networks.

The A10 logo and A10 Networks are trademarks or registered trademarks of A10 Networks, Inc. in the United States and other countries. All other trademarks are the property of their respective owners.

Investor Contact:
Rob Fink / Tom Baumann
FNK IR
646.809.4048 / 646.349.6641
aten@fnkir.com

David Schroeder
VP, Corporate Development
investors@a10networks.com

Source: A10 Networks, Inc.

A10 NETWORKS, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(unaudited, in thousands, except per share amounts, on a GAAP Basis)

	Three Months Ended December 31,		Years Ended December 31,
	2025	2024	2025	2024
Revenue:
Products	$48,825	$43,335	$167,086	$139,799
Services	31,530	30,869	123,471	121,897
Total revenue	80,355	74,204	290,557	261,696
Cost of revenue:
Products	9,842	10,075	33,403	31,218
Services	7,256	4,823	26,639	20,201
Total cost of revenue	17,098	14,898	60,042	51,419
Gross profit	63,257	59,306	230,515	210,277
Operating expenses:
Sales and marketing	22,427	21,622	84,467	83,300
Research and development	18,571	13,192	69,104	57,726
General and administrative	7,200	6,096	29,802	25,283
Total operating expenses	48,198	40,910	183,373	166,309
Income from operations	15,059	18,396	47,142	43,968
Non-operating income (expense):
Interest income	3,458	1,671	11,628	6,747
Interest and other income (expense), net	(2,495)	1,440	(6,348)	7,384
Total non-operating income (expense), net	963	3,111	5,280	14,131
Income before income taxes	16,022	21,507	52,422	58,099
Provision for income taxes	6,157	3,206	10,285	7,959
Net income	$9,865	$18,301	$42,137	$50,140
Net income per share:
Basic	$0.14	$0.25	$0.58	$0.68
Diluted	$0.14	$0.24	$0.57	$0.67
Weighted-average shares used in computing net income per share:
Basic	71,582	73,691	72,253	74,088
Diluted	72,678	74,975	73,590	75,302

A10 NETWORKS, INC.
RECONCILIATION OF GAAP NET INCOME TO NON-GAAP NET INCOME
(unaudited, in thousands, except per share amounts)

	Three Months Ended December 31,		Years Ended December 31,
	2025	2024	2025	2024
GAAP net income	$9,865	$18,301	$42,137	$50,140
Non-GAAP items:
Stock-based compensation and related payroll tax	4,863	4,811	20,702	17,625
Acquisition-related expense	389	—	1,772	—
Amortization of purchased intangible assets	379	—	1,342	—
Asset impairment expense	951	—	951	—
Tax planning expense	—	—	150	500
Workforce reduction expense	—	1,075	—	1,075
One-time legal expense	60	—	1,329	71
Income tax-effect of non-GAAP items	2,590	(1,232)	(2,097)	(4,575)
Total non-GAAP items	9,232	4,654	24,149	14,696
Non-GAAP net income (1)	$19,097	$22,955	$66,286	$64,836

GAAP net income per share:
Basic	$0.14	$0.25	$0.58	$0.68
Diluted	$0.14	$0.24	$0.57	$0.67
Non-GAAP items:
Stock-based compensation and related payroll tax	0.07	0.07	0.28	0.23
Acquisition-related expense	0.01	—	0.02	—
Amortization of purchased intangible assets	—	—	0.02	—
Asset impairment expense	0.01	—	0.01	—
Tax planning expense	—	—	—	0.01
Workforce reduction expense	—	0.01	—	0.01
One-time legal expense	—	—	0.02	—
Income tax-effect of non-GAAP items	0.04	(0.01)	(0.03)	(0.06)
Total non-GAAP items	0.13	0.07	0.32	0.19

Non-GAAP net income per share: (1)
Basic	$0.27	$0.31	$0.92	$0.88
Diluted	$0.26	$0.31	$0.90	$0.86
Weighted average shares used in computing net income per share:
Basic	71,582	73,691	72,253	74,088
Diluted	72,678	74,975	73,590	75,302

(1)Net income and earnings per share excluding adjustments are non-GAAP financial measures presented as supplemental financial measures to enable a user of the financial information to understand the impact of these adjustments on reported results. These financial measures should not be considered an alternative to net income, operating income, cash flows provided by operating activities, or any other measure of financial performance or liquidity presented in accordance with U.S. GAAP. Our adjusted net income and earnings per share may not be comparable to similarly titled measures of another company because companies may not all calculate adjusted net income and earnings per share in the same manner.

A10 NETWORKS, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(unaudited, in thousands, except par value, on a GAAP Basis)

	As of December 31, 2025	As of December 31, 2024
ASSETS
Current assets:
Cash and cash equivalents	$71,139	$95,129
Marketable securities	306,714	100,429
Accounts receivable, net of allowances of $66 and $465, respectively	62,069	76,687
Inventory	18,032	22,005
Prepaid expenses and other current assets	18,000	13,038
Total current assets	475,954	307,288
Property and equipment, net	50,221	39,142
Goodwill	15,134	1,307
Intangible assets	6,259	—
Deferred tax assets, net	62,109	62,364
Other non-current assets	20,136	22,714
Total assets	$629,813	$432,815
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$11,694	$12,542
Accrued and other liabilities	41,132	32,696
Deferred revenue, current	80,824	78,335
Total current liabilities	133,650	123,573
Deferred revenue, non-current	61,982	69,924
Long-term debt	218,787	—
Other non-current liabilities	3,848	7,489
Total liabilities	418,267	200,986

Stockholders' equity:
Common stock, $0.00001 par value: 500,000 shares authorized; 91,996 and 90,520 shares issued and 71,498 and 73,693 shares outstanding, respectively	1	1
Treasury stock, at cost: 20,468 and 16,827 shares, respectively	(249,912)	(180,992)
Additional paid-in-capital	531,790	508,387
Dividends paid	(72,785)	(55,417)
Accumulated other comprehensive income	659	194
Retained earnings (accumulated deficit)	1,793	(40,344)
Total stockholders' equity	211,546	231,829
Total liabilities and stockholders' equity	$629,813	$432,815

A10 NETWORKS, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(unaudited, in thousands, on a GAAP Basis)

	Years Ended December 31,
	2025	2024
Cash flows from operating activities:
Net income	$42,137	$50,140
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	14,859	11,293
Stock-based compensation	20,030	17,048
Provision for (recovery from) credit losses and sales returns	(399)	59
Other non-cash items	3,282	(424)
Changes in operating assets and liabilities:
Accounts receivable	14,569	(2,555)
Inventory	3,659	(760)
Prepaid expenses and other assets	(8,326)	(67)
Accounts payable	(1,516)	2,224
Accrued and other liabilities	4,568	6,609
Deferred revenue	(7,969)	6,925
Net cash provided by operating activities	84,894	90,492
Cash flows from investing activities:
Proceeds from sales of marketable securities	614	25,531
Proceeds from maturities of marketable securities	137,004	81,146
Purchases of marketable securities	(342,028)	(142,759)
Acquisition	(19,100)	—
Capital expenditures	(20,128)	(12,268)
Net cash used in investing activities	(243,638)	(48,350)
Cash flows from financing activities:
Proceeds from issuance of common stock under employee equity incentive plans	3,373	3,624
Proceeds from the issuance of convertible debt	225,000	—
Payment of debt issuance costs	(7,330)	—
Repurchases of common stock	(68,920)	(30,084)
Payments for dividends	(17,369)	(17,797)
Net cash provided by (used in) financing activities	134,754	(44,257)
Net decrease in cash and cash equivalents	(23,990)	(2,115)
Cash and cash equivalents—beginning of period	95,129	97,244
Cash and cash equivalents—end of period	$71,139	$95,129

Non-cash investing and financing activities:
Transfers between inventory and property and equipment	$314	$2,277
Capital expenditures included in accounts payable	$120	$672

A10 NETWORKS, INC.
RECONCILIATION OF GAAP GROSS PROFIT TO NON-GAAP GROSS PROFIT
(unaudited, in thousands, except percentages)

	Three Months Ended December 31,		Years Ended December 31,
	2025	2024	2025	2024

GAAP gross profit	$63,257	$59,306	$230,515	$210,277
GAAP gross margin	78.7%	79.9%	79.3%	80.4%

Non-GAAP adjustments:
Stock-based compensation and related payroll tax	424	523	1,708	2,091
Amortization of purchased intangible assets	281	—	993	—
Asset impairment expense	951	—	951	—
Workforce reduction expense	—	20	—	20
Non-GAAP gross profit	$64,913	$59,849	$234,167	$212,388
Non-GAAP gross margin	80.8%	80.7%	80.6%	81.2%

A10 NETWORKS, INC.
RECONCILIATION OF GAAP TOTAL OPERATING EXPENSES
TO NON-GAAP TOTAL OPERATING EXPENSES
(unaudited, in thousands)

	Three Months Ended December 31,		Years Ended December 31,
	2025	2024	2025	2024

GAAP total operating expenses	$48,198	$40,910	$183,373	$166,309

Non-GAAP adjustments:
Stock-based compensation and related payroll tax	(4,439)	(4,288)	(18,994)	(15,534)
Acquisition-related expense	(25)	—	(680)	—
Amortization of purchased intangible assets	(98)	—	(349)	—
Tax planning expense	—	—	(150)	(500)
Workforce reduction expense	—	(1,055)	—	(1,055)
One-time legal expense	(60)	—	(1,329)	(71)
Non-GAAP total operating expenses	$43,576	$35,567	$161,871	$149,149

A10 NETWORKS, INC.
RECONCILIATION OF GAAP INCOME FROM OPERATIONS
TO NON-GAAP OPERATING INCOME
(unaudited, in thousands, except percentages)

	Three Months Ended December 31,		Years Ended December 31,
	2025	2024	2025	2024

GAAP income from operations	$15,059	$18,396	$47,142	$43,968
GAAP operating margin	18.7%	24.8%	16.2%	16.8%

Non-GAAP adjustments:
Stock-based compensation and related payroll tax	4,863	4,811	20,702	17,625
Acquisition-related expense	25	—	680	—
Amortization of purchased intangible assets	379	—	1,342	—
Asset impairment expense	951	—	951	—
Tax planning expense	—	—	150	500
Workforce reduction expense	—	1,075	—	1,075
One-time legal expense	60	—	1,329	71
Non-GAAP operating income	$21,337	$24,282	$72,296	$63,239
Non-GAAP operating margin	26.6%	32.7%	24.9%	24.2%

A10 NETWORKS, INC.
RECONCILIATION OF GAAP NET INCOME TO
EBITDA AND ADJUSTED EBITDA (NON-GAAP)
(unaudited, in thousands)

	Three Months Ended December 31,		Years Ended December 31,
	2025	2024	2025	2024

GAAP net income	$9,865	$18,301	$42,137	$50,140
GAAP net income margin	12.3%	24.7%	14.5%	19.2%

Exclude: Interest and other income, net	(963)	(3,111)	(5,280)	(14,131)
Exclude: Depreciation and amortization	3,983	3,045	15,062	11,293
Exclude: Provision for income taxes	6,157	3,206	10,285	7,959
EBITDA	19,042	21,441	62,204	55,261
Exclude: Stock-based compensation and related payroll tax	4,863	4,811	20,702	17,625
Exclude: Acquisition-related expense	25	—	680	—
Exclude: Asset impairment expense	951	—	951	—
Exclude: Tax planning expense	—	—	150	500
Exclude: Workforce reduction expense	—	1,075	—	1,075
Exclude: One-time legal expense	60	—	1,329	71
Adjusted EBITDA	$24,941	$27,327	$86,016	$74,532
Adjusted EBITDA margin	31.0%	36.8%	29.6%	28.5%